Exhibit 99.1

Third Quarter 2008 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s October 28, 2008 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2007. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s October 28, 2008 conference call might not occur.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-11
Leasing Activity	12
Stabilized Portfolio Capital Expenditures	13
Lease Expiration Summary and Lease Expirations by Region	14-17
Top Fifteen Tenants	18

Development
Stabilized Development	19
In-Process and Committed Development and Redevelopment Projects	20
Future Development Pipeline	21

Debt and Capitalization Data
Capital Structure	22
Debt Analysis	23-24

Non-GAAP Supplemental Measures	25-29

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate in Southern California. The Company operates as a self-administered real estate investment trust. As of September 30, 2008, the Company’s stabilized portfolio consisted of 88 office buildings and 43 industrial buildings, which encompassed an aggregate of 8.3 million and 3.9 million rentable square feet, respectively, and was 90.7% occupied.

Board of Directors		Senior Management		Investor Relations
John B. Kilroy, Sr.	Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200
Edward F. Brennan, Ph.D.		Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
William P. Dickey		Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
Scott S. Ingraham		John T. Fucci	Sr. VP Asset Management	Web: www.kilroyrealty.com
John B. Kilroy, Jr.		Tyler H. Rose	Sr. VP and Treasurer	E-mail: investorrelations@kilroyrealty.com
Dale F. Kinsella		Heidi R. Roth	Sr. VP and Controller
		Steve Scott	Sr. VP San Diego
		Justin W. Smart	Sr. VP Development

Equity Research Coverage
Bank of America Securities		Green Street Advisors
Mitch Germain	(646) 855-1794	Michael Knott	(949) 640-8780

Citigroup Investment Research		Merrill Lynch & Co., Inc.
Michael Bilerman	(212) 816-1383	Steve Sakwa	(212) 449-0335

Credit Suisse Group		RBC Capital Markets
Steven Benyik	(212) 538-0239	Dave Rodgers	(440) 715-2647

Deutsche Bank Securities, Inc.		Robert W. Baird & Company
Lou Taylor	(212) 250-4912	David Aubuchon	(314) 863-4235

Friedman, Billings, Ramsey & Co., Inc.		Stifel, Nicolaus & Company
Wilkes Graham	(703) 312-9737	John W. Guinee III	(443) 224-1307

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
INCOME ITEMS (Including Discontinued Operations):
Revenues	$77,100	$69,828	$70,802	$72,155	$67,921
Lease Termination Fees	5,033	92	202	245	265
Net Operating Income (1)	58,009	49,508	52,985	53,476	49,645
Capitalized Interest and Loan Costs	4,185	4,582	4,498	3,635	4,581
Net Income Available for Common Stockholders	13,176	5,581	9,864	65,612	9,028
EBITDA (1)(2)	48,233	40,505	43,906	44,434	41,231
Funds From Operations (1)(3)(4)	34,510	27,061	30,199	29,672	28,212
Funds Available for Distribution (1)(3)(4)	28,527	24,906	25,747	23,310	18,309
Net Income per common share – diluted	$0.40	$0.17	$0.30	$2.01	$0.28
Funds From Operations per common share – diluted	$1.00	$0.78	$0.87	$0.85	$0.81
Dividends per share	$0.580	$0.580	$0.580	$0.555	$0.555
RATIOS (Including Discontinued Operations):
Operating Margins	75.2%	70.9%	74.8%	74.1%	73.1%
Interest Coverage Ratio (5)	5.0x	4.3x	4.5x	4.1x	4.6x
Fixed Charge Coverage Ratio (6)	3.6x	3.1x	3.2x	3.1x	3.2x
FFO Payout Ratio (7)	58.6%	74.7%	67.1%	65.4%	68.8%
FAD Payout Ratio (8)	70.8%	81.2%	78.7%	83.2%	106.0%

	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
ASSETS:
Real Estate Held for Investment before Depreciation	$2,453,538	$2,429,759	$2,406,272	$2,368,556	$2,292,918
Total Assets	2,099,498	2,087,725	2,085,909	2,068,720	1,963,750
CAPITALIZATION:
Total Debt (9)	$1,158,878	$1,155,511	$1,135,983	$1,110,912	$1,054,283
Total Preferred Equity (9)	201,500	201,500	201,500	201,500	201,500
Total Common Equity (9)	1,665,037	1,638,558	1,714,978	1,921,138	2,119,335
Total Market Capitalization (9)	3,025,415	2,995,569	3,052,461	3,233,550	3,375,118
Total Debt / Total Market Capitalization	38.2%	38.6%	37.2%	34.4%	31.2%
Total Debt and Preferred / Total Market Capitalization	44.9%	45.3%	43.8%	40.6%	37.2%

(1)	Please refer to pages 25 and 26 for Management Statements on Net Operating Income, EBITDA before minority interests, Funds From Operations and Funds Available for Distribution.
(2)	EBITDA is reported before minority interests and net gain (loss) on dispositions. Please refer to page 28 for a reconciliation of GAAP Net Income Available for Common Stockholders to EBITDA before minority interests.
(3)	Please refer to page 6 for a reconciliation of GAAP Net Income Available for Common Stockholders to Funds From Operations and Funds Available for Distribution.
(4)	Reported amounts are attributable to common stockholders and unitholders.
(5)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations.
(6)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.
(7)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds From Operations.
(8)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds Available for Distribution.
(9)	See “Capital Structure” on page 22.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
High Price	$52.30	$55.54	$53.64	$68.29	$73.20
Low Price	$42.37	$46.52	$44.81	$52.66	$56.79
Closing Price	$47.79	$47.03	$49.11	$54.96	$60.63
Dividends per share - annualized	$2.32	$2.32	$2.32	$2.22	$2.22
Closing common shares (in 000’s) (1) (2)	33,087	32,652	32,732	32,766	32,707
Closing partnership units (in 000’s) (1)	1,754	2,188	2,189	2,189	2,248

	34,841	34,840	34,921	34,955	34,955

(1)	As of the end of the period.

(2)

During the three months ended June 30, 2008, the Company repurchased 79,818 shares of its common stock in open market transactions for an aggregate price of approximately $4.0 million, or $49.61 per share. During the three months ended March 31, 2008, the Company repurchased 159,657 shares of its common stock in open market transactions for an aggregate price of approximately $7.6 million, or $47.54 per share.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
ASSETS:
Land and improvements	$334,634	$324,779	$324,779	$324,779	$312,057
Buildings and improvements	1,861,769	1,739,874	1,733,794	1,719,700	1,730,833
Undeveloped land and construction in progress	257,135	365,106	347,699	324,077	250,028

Total real estate held for investment	2,453,538	2,429,759	2,406,272	2,368,556	2,292,918
Accumulated depreciation and amortization	(514,712)	(497,697)	(480,642)	(463,932)	(488,050)

Total real estate assets, net	1,938,826	1,932,062	1,925,630	1,904,624	1,804,868
Cash and cash equivalents	10,055	4,367	4,881	11,732	3,655
Restricted cash	1,503	756	11	546	1,362
Marketable securities	2,243	2,406	2,238	707	455
Current receivables, net	4,658	3,843	4,724	4,891	4,231
Deferred rent receivables, net	64,444	66,554	68,423	67,283	66,073
Notes receivable	10,870	10,904	10,938	10,970	11,002
Deferred leasing costs and acquisition-related intangibles, net	54,044	52,282	53,335	54,418	56,629
Deferred financing costs, net	6,731	7,341	7,946	8,492	9,144
Prepaid expenses and other assets, net	6,124	7,210	7,783	5,057	6,331

TOTAL ASSETS	$2,099,498	$2,087,725	$2,085,909	$2,068,720	$1,963,750

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$317,878	$392,511	$394,983	$395,912	$398,283
Exchangeable senior notes, net	456,780	456,550	456,320	456,090	455,860
Unsecured senior notes	144,000	144,000	144,000	144,000	144,000
Unsecured line of credit	237,000	159,000	137,000	111,000	52,000
Accounts payable, accrued expenses and other liabilities	58,938	44,893	49,295	58,249	67,356
Accrued distributions	21,422	21,422	21,464	20,610	20,610
Deferred revenue and acquisition-related liabilities	75,012	75,421	72,573	59,187	56,638
Rents received in advance and tenant security deposits	18,785	20,386	20,699	18,433	17,862

Total liabilities	1,329,815	1,314,183	1,296,334	1,263,481	1,212,609

Minority Interests:
7.45% Series A Cumulative Redeemable Preferred units of the Operating Partnership	73,638	73,638	73,638	73,638	73,638
Common units of the Operating Partnership	29,125	36,608	37,563	38,309	35,968

Total minority interests	102,763	110,246	111,201	111,947	109,606

Stockholders’ Equity:
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	331	327	327	328	327
Additional paid-in capital	661,019	651,386	653,101	658,894	654,569
Distributions in excess of earnings	(116,012)	(109,999)	(96,636)	(87,512)	(134,943)

Total stockholders’ equity	666,920	663,296	678,374	693,292	641,535

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,099,498	$2,087,725	$2,085,909	$2,068,720	$1,963,750

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amount)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2008	2007	% Change	2008	2007	% Change
REVENUES:
Rental income	$64,546	$58,596	10.2%	$188,337	$167,547	12.4%
Tenant reimbursements	7,269	6,392	13.7%	23,148	18,002	28.6%
Other property income	5,285	129	3996.9%	6,046	3,182	90.0%

Total revenues	77,100	65,117	18.4%	217,531	188,731	15.3%

EXPENSES:
Property expenses	12,824	11,481	11.7%	36,185	32,051	12.9%
Real estate taxes	5,827	5,182	12.4%	16,149	14,402	12.1%
Provision for bad debts	9	(111)	108.1%	3,668	(310)	1,283.2%
Ground leases	431	398	8.3%	1,226	1,190	3.0%
General and administrative expenses	9,627	8,719	10.4%	28,050	27,227	3.0%
Interest expense	9,727	9,009	8.0%	28,888	26,737	8.0%
Depreciation and amortization	20,661	18,334	12.7%	62,063	52,556	18.1%

Total expenses	59,106	53,012	11.5%	176,229	153,853	14.5%

OTHER INCOME (LOSS):
Interest and other investment income (loss)	(149)	305	(148.9%)	192	1,295	(85.2%)

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	17,845	12,410	43.8%	41,494	36,173	14.7%
MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(1,397)	(1,397)	0.0%	(4,191)	(4,191)	0.0%
Minority interest in earnings of Operating Partnership attributable to continuing operations	(870)	(557)	56.2%	(1,882)	(1,601)	17.6%

Total minority interests	(2,267)	(1,954)	16.0%	(6,073)	(5,792)	4.9%

INCOME FROM CONTINUING OPERATIONS	15,578	10,456	49.0%	35,421	30,381	16.6%
DISCONTINUED OPERATIONS:
Revenues from discontinued operations	—	2,804	(100.0%)	199	7,897	(97.5%)
Expenses from discontinued operations	—	(1,763)	(100.0%)	—	(4,873)	(100.0%)
Net gain on dispositions of discontinued operations	—	—	0.0%	234	13,474	(98.3%)
Minority interest in earnings of Operating Partnership attributable to discontinued operations	—	(67)	(100.0%)	(27)	(1,072)	(97.5%)

Total income from discontinued operations	—	974	(100.0%)	406	15,426	(97.4%)

NET INCOME	15,578	11,430	36.3%	35,827	45,807	(21.8%)
PREFERRED DIVIDENDS	(2,402)	(2,402)	0.0%	(7,206)	(7,206)	0.0%

NET INCOME AVAILABLE FOR COMMON STOCKHOLDERS	$13,176	$9,028	45.9%	$28,621	$38,601	(25.9%)

Weighted average shares outstanding - basic	32,339	32,373	(0.1%)	32,382	32,364	0.1%
Weighted average shares outstanding - diluted	32,535	32,502	0.1%	32,533	32,491	0.1%
NET INCOME PER COMMON SHARE:
Net income per common share - basic	$0.41	$0.28	46.4%	$0.88	$1.19	(26.1%)

Net income per common share - diluted	$0.40	$0.28	42.9%	$0.88	$1.19	(26.1%)

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2008	2007	% Change	2008	2007	% Change
FUNDS FROM OPERATIONS: (1)
Net income available for common stockholders	$13,176	$9,028	45.9%	$28,621	$38,601	(25.9%)
Adjustments:
Minority interest in earnings of Operating Partnership	870	624	39.4%	1,909	2,673	(28.6%)
Depreciation and amortization of real estate assets	20,464	18,560	10.3%	61,474	53,111	15.7%
Net gain on dispositions of discontinued operations (2)	—	—	0.0%	(234)	(13,474)	(98.3%)

Funds From Operations (3)	$34,510	$28,212	22.3%	$91,770	$80,911	13.4%

Weighted average common shares/units outstanding - basic	34,470	34,621	(0.4%)	34,552	34,614	(0.2%)
Weighted average common shares/units outstanding - diluted	34,666	34,749	(0.2%)	34,703	34,740	(0.1%)
FFO per common share/unit - basic	$1.00	$0.81	22.9%	$2.66	$2.34	13.6%

FFO per common share/unit - diluted	$1.00	$0.81	22.6%	$2.64	$2.33	13.5%

FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations	$34,510	$28,212	22.3%	$91,770	$80,911	13.4%
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	(7,745)	(9,369)	(17.3%)	(19,392)	(18,545)	4.6%
Amortization of deferred revenue related to tenant improvements (4)	(5,125)	(1,299)	294.5%	(8,907)	(2,752)	223.7%
Net effect of straight-line rents (5)	1,899	(3,576)	153.1%	2,405	(4,978)	148.3%
Amortization of above/below market rents (6)	(149)	(229)	(34.9%)	(484)	(920)	(47.4%)
Contractual cash rents received in advance of revenue recognition (7)	397	267	48.7%	680	310	119.4%
Net gain on termination of profit participation agreements (2)	—	—	0.0%	—	4,848	(100.0%)
Amortization of deferred financing costs and debt discount	597	573	4.2%	1,736	1,346	29.0%
Non-cash amortization of share-based compensation awards	4,143	3,730	11.1%	11,372	11,117	2.3%

Funds Available for Distribution (3)	$28,527	$18,309	55.8%	$79,180	$71,337	11.0%

(1)	See page 26 for Management Statements on Funds From Operations and Funds Available for Distribution.
(2)	In June 2007, the Company received a $4.8 million payment to terminate a profit participation agreement that was entered into in connection with a property disposition in 2005. When the property disposition occurred in 2005, the Company entered into an agreement with the buyer under which the Company had the right to participate in certain future operating and sale profits of the property above specified thresholds without any risk of loss or continuing involvement to the Company.
(3)	Reported amounts are attributable to common shareholders and unitholders.
(4)	Represents revenue recognized during the period as a result of the amortization of deferred revenue recorded for tenant-funded tenant improvements.
(5)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases and the provision for bad debts recorded for deferred rent receivable balances.
(6)	Represents the SFAS 141 adjustment related to the acquisition of buildings with above/below market rents.
(7)	Represents cash rents received for leases that have contractually commenced but for which tenant improvements are not substantially complete.

Kilroy Realty Corporation
Third Quarter 2008 Supplemental Financial Report

Same Store Analysis (1)
(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2008	2007	% Change	2008	2007	% Change
Total Same Store Portfolio
Number of properties	124	124		124	124
Square Feet	11,181,948	11,181,948		11,181,948	11,181,948
Percent of Stabilized Portfolio	91.5%	89.5%		91.5%	89.5%
Average Occupancy	91.4%	92.3%		92.6%	93.3%
Operating Revenues:
Rental income	$56,391	$53,708	5.0%	$166,825	$162,428	2.7%
Tenant reimbursements	6,237	5,869	6.3%	19,482	17,465	11.5%
Other property income	5,285	127	4,061.4%	6,041	3,181	89.9%

Total operating revenues	67,913	59,704	13.7%	192,348	183,074	5.1%

Operating Expenses:
Property expenses	12,287	11,276	9.0%	34,868	31,780	9.7%
Real estate taxes	4,727	4,666	1.3%	13,795	13,871	(0.5%)
Provision for bad debts	9	(111)	108.1%	3,668	(310)	1,283.2%
Ground leases	430	396	8.6%	1,222	1,186	3.0%

Total operating expenses	17,453	16,227	7.6%	53,553	46,527	15.1%

GAAP Net Operating Income	$50,460	$43,477	16.1%	$138,795	$136,547	1.6%

Same Store Analysis (Cash Basis) (2)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2008	2007	% Change	2008	2007	% Change
Total operating revenues	$67,207	$57,579	16.7%	$187,731	$177,037	6.0%
Total operating expenses	17,444	16,338	6.8%	49,885	46,837	6.5%

Cash Net Operating Income	$49,763	$41,241	20.7%	$137,846	$130,200	5.9%

(1)	Same store defined as all stabilized properties owned at January 1, 2007 and still owned and in the stabilized portfolio at September 30, 2008.

(2)	Please refer to page 27 for a reconciliation of Same Store Cash and GAAP Net Operating Income to Net income Available to Common Stockholders.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at: (1)
		NOI (2)	Sq. Ft.		9/30/2008	6/30/2008	12/31/2007
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	25	25.3%	24.6%	3,007,187	91.2%	96.0%	96.1%
Orange County	5	1.6%	2.3%	277,340	72.6%	72.0%	99.1%
San Diego	53	57.6%	38.6%	4,711,980	89.0%	93.8%	91.4%
Other	5	2.2%	2.8%	346,439	94.2%	93.8%	99.6%

Subtotal	88	86.7%	68.3%	8,342,946	89.5%	93.8%	93.7%

Industrial:
Los Angeles	1	1.4%	1.6%	192,053	100.0%	100.0%	100.0%
Orange County	42	11.9%	30.1%	3,684,068	93.1%	90.3%	94.4%

Subtotal	43	13.3%	31.7%	3,876,121	93.4%	90.7%	94.7%

OCCUPANCY BY REGION:
Los Angeles	26	26.7%	26.2%	3,199,240	91.7%	96.2%	96.4%
Orange County	47	13.5%	32.4%	3,961,408	91.7%	89.0%	94.8%
San Diego	53	57.6%	38.6%	4,711,980	89.0%	93.8%	91.4%
Other	5	2.2%	2.8%	346,439	94.2%	93.8%	99.6%

TOTAL STABILIZED PORTFOLIO	131	100.0%	100.0%	12,219,067	90.7%	92.8%	94.0%

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	91.7%	92.2%	91.9%
Year-to-Date	93.4%	92.6%	93.1%

(1)	Occupancy percentages reported are based on the Company’s stabilized portfolio for the period presented.

(2)	Percentage of year-to-date Net Operating Income excluding Other Property Income.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	73.5%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	91,327	5.0%
Kilroy Airport Center, El Segundo	El Segundo	3	702,282	94.8%
909 Sepulveda Blvd.	El Segundo	1	241,607	91.6%
999 Sepulveda Blvd.	El Segundo	1	127,901	98.6%
Kilroy Airport Center, Long Beach	Long Beach	7	949,065	93.4%
12200 W. Olympic Blvd.	Los Angeles	1	150,302	95.7%
12100 W. Olympic Blvd.	Los Angeles	1	150,167	100.0%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	89,017	81.2%
501 Santa Monica Blvd.	Santa Monica	1	73,115	90.8%

Total Los Angeles Office		25	3,007,187	91.2%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	100.0%
8101 Kaiser Blvd.	Anaheim	1	59,790	96.1%
Kilroy Center-Brea	Brea	2	106,791	49.1%
111 Pacifica	Irvine Spectrum	1	67,496	71.3%

Total Orange County Office		5	277,340	72.6%

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
12340 El Camino Real	Del Mar	1	87,405	100.0%
12348 High Bluff Drive	Del Mar	1	38,710	93.5%
12390 El Camino Real	Del Mar	1	72,332	100.0%
3579 Valley Center Drive	Del Mar	1	52,375	100.0%
3611 Valley Center Drive	Del Mar	1	130,178	100.0%
3661 Valley Center Drive	Del Mar	1	129,752	100.0%
3721 Valley Center Drive	Del Mar	1	114,780	100.0%
3811 Valley Center Drive	Del Mar	1	112,067	100.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	47.3%
12400 High Bluff Drive	Del Mar	1	208,464	100.0%
6200 / 6220 Greenwich Drive	Governor Park	2	212,214	33.5%
15051 Ave of Science	I-15 Corridor	1	70,617	100.0%
15073 Ave of Science	I-15 Corridor	1	46,759	100.0%
15378 Ave of Science	I-15 Corridor	1	68,910	100.0%
15435 / 15445 Innovation Drive	I-15 Corridor	2	103,000	0.0%
15231 Ave of Science	I-15 Corridor	1	65,638	100.0%
15253 Ave of Science	I-15 Corridor	1	37,437	100.0%
15333 Ave of Science	I-15 Corridor	1	78,880	100.0%
15004 Innovation Dr	I-15 Corridor	1	146,156	100.0%
13500/13520 Evening Creek Drive North	I-15 Corridor	2	281,830	86.4%
Santa Fe Summit—Phase I	56 Corridor	4	465,812	100.0%
10020 Pacific Mesa	Sorrento Mesa	1	318,000	100.0%
4939 / 4955 Directors Place	Sorrento Mesa	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Mesa	2	172,778	100.0%
10421 Pacific Center Court	Sorrento Mesa	1	79,871	0.0%
10243 Genetic Center (1)	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,536	100.0%
6290 / 6310 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	100.0%
Pacific Corporate Center	Sorrento Mesa	6	332,542	85.4%
5717 Pacific Center	Sorrento Mesa	1	67,995	100.0%
4690 Executive Drive	University Towne Center	1	47,636	100.0%
9455 Towne Center Drive	University Towne Center	1	45,195	0.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		53	4,711,980	89.0%

Other
5151/5155 Camino Ruiz	Carmarillo, CA	4	265,372	92.5%
2829 Townsgate Road	Thousand Oaks, CA	1	81,067	100.0%

Total Other Office		5	346,439	94.2%

Total Office		88	8,342,946	89.5%

(1)	In March 2008, Newgen Results Corporation (“Newgen”) attempted to surrender this property to the Company and ceased paying rent. Newgen signed the original lease for the property in 2000 and was subsequently acquired by Teletech Holdings, Inc. (“Teletech”). The Company refused to accept a surrender of the premises and has initiated legal action against Teletech and Newgen for past due rent and future rent as it becomes due and owing. The lease has not been legally terminated.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%

Total Los Angeles Industrial		1	192,053	100.0%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130 - 3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	40.8%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	110,487	100.0%
Anaheim Tech Center	Anaheim	5	597,147	100.0%
La Palma Business Center	Anaheim	2	145,481	100.0%
Brea Industrial Complex	Brea	7	277,456	97.8%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25902 Towne Center Drive	Foothill Ranch	1	309,685	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	0.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		42	3,684,068	93.1%

Total Industrial		43	3,876,121	93.4%

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	1st & 2nd Generation				2nd Generation
					TI/LC Per Sq.Ft. (2)	Maintenance Capex Per Sq.Ft. (3)	Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)	Weighted Average Lease Term (Mo.)
	# of Leases (1)		Square Feet (1)
	New	Renewal	New	Renewal
Office	6	12	12,882	231,781	$7.89	$0.19	33.1%	12.2%	60.2%	41
Industrial	2	1	41,971	286,139	2.17	0.08	38.0%	11.2%	100.0%	76

Total	8	13	54,853	517,920	$4.58	$0.15	34.4%	12.0%	77.2%	61

Year-to-Date
	1st & 2nd Generation				2nd Generation
					TI/LC Per Sq.Ft. (2)	Maintenance Capex Per Sq.Ft. (3)	Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)	Weighted Average Lease Term (Mo.)
	# of Leases (1)		Square Feet (1)
	New	Renewal	New	Renewal
Office	20	26	152,367	317,102	$15.44	$0.48	39.8%	19.7%	53.1%	51
Industrial	5	8	206,698	711,326	4.08	0.27	25.9%	1.0%	81.7%	63

Total	25	34	359,065	1,028,428	$7.81	$0.41	33.9%	11.7%	70.1%	59

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Calculated over entire stabilized portfolio.

(4)	Calculated as the change between GAAP rents for new/renewed leases and the expired GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.

(5)	Calculated as the change between stated rents for new/renewed leases and the expired stated rents for the same space. Excludes leases for which the space was vacant longer than one year.

(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants or subtenants at lease expiration.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Recurring Capital Expenditures:
	Q1 2008	Q2 2008	Q3 2008	YTD 2008
Capital Improvements
Office	$1,063	$1,321	$1,508	$3,892
Industrial	48	705	313	1,066

	1,111	2,026	1,821	4,958
Tenant Improvements & Leasing Commissions (1)
Office	3,812	3,322	4,445	11,579
Industrial	430	946	1,479	2,855

	4,242	4,268	5,924	14,434
Total
Office	4,875	4,643	5,953	15,471
Industrial	478	1,651	1,792	3,921

	$5,353	$6,294	$7,745	$19,392

(1)	Represents costs incurred for leasing activity during the period shown. Amounts exclude tenant-funded tenant improvements.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Lease Expiration Summary Schedule (1)

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Leased Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2008	14	96,347	1.3%	$3,711	$38.52
2009	69	690,934	9.3%	16,796	24.31
2010	72	1,276,606	17.3%	31,110	24.37
2011	51	518,501	7.0%	10,759	20.75
2012	40	530,437	7.2%	14,805	27.91
2013	35	530,685	7.2%	13,140	24.76
2014	22	854,955	11.6%	21,806	25.51
2015	16	484,815	6.6%	14,656	30.23
2016	10	436,822	5.9%	12,032	27.54
2017	11	1,084,438	14.7%	29,624	27.32
2018 and beyond	22	887,799	11.9%	38,067	42.88

Subtotal	362	7,392,339	100.0%	$206,506	$27.94

INDUSTRIAL:
Remaining 2008	2	46,387	1.3%	$442	$9.53
2009	13	688,003	19.7%	4,627	6.73
2010	17	467,493	13.4%	3,659	7.83
2011	12	345,634	9.9%	3,217	9.31
2012	11	596,672	17.1%	4,158	6.97
2013	4	581,508	16.6%	4,259	7.32
2014	2	94,477	2.7%	861	9.11
2015	4	260,889	7.5%	2,102	8.06
2016	2	233,278	6.7%	3,274	14.03
2017	—	—	—	—	—
2018 and beyond	2	180,802	5.2%	1,566	8.66

Subtotal	69	3,495,143	100.0%	$28,165	$8.06

TOTAL PORTFOLIO:
Remaining 2008	16	142,734	1.3%	$4,153	$29.10
2009	82	1,378,937	12.7%	21,423	15.54
2010	89	1,744,099	16.0%	34,769	19.94
2011	63	864,135	7.9%	13,976	16.17
2012	51	1,127,109	10.4%	18,963	16.82
2013	39	1,112,193	10.2%	17,399	15.64
2014	24	949,432	8.7%	22,667	23.87
2015	20	745,704	6.8%	16,758	22.47
2016	12	670,100	6.2%	15,306	22.84
2017	11	1,084,438	10.0%	29,624	27.32
2018 and beyond	24	1,068,601	9.8%	39,633	37.09

Total	431	10,887,482	100.0%	$234,671	$21.55

(1)	The information presented reflects leasing activity through the date of this filing. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space at September 30, 2008.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Lease Expiration Schedule Detail by Region (1)

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)
OFFICE:
Remaining 2008	5	16,933	0.6%	$522	$30.83	3	9,634	4.9%	$212	$22.01
2009	41	322,335	12.0%	8,839	27.42	16	114,289	58.0%	2,829	24.75
2010	48	808,838	30.1%	18,841	23.29	6	14,699	7.5%	362	24.63
2011	37	228,454	8.5%	6,612	28.94	5	16,214	8.2%	381	23.50
2012	25	172,885	6.4%	4,715	27.27	6	38,572	19.6%	971	25.17
2013	28	263,036	9.8%	6,898	26.22	1	2,556	1.3%	60	23.47
2014	13	415,356	15.5%	11,747	28.28	1	1,115	0.5%	24	21.52
2015	8	194,935	7.3%	6,142	31.51	—	—	—	—	—
2016	5	61,992	2.3%	2,238	36.10	—	—	—	—	—
2017	2	26,024	1.0%	874	33.58	—	—	—	—	—
2018 and beyond	4	174,852	6.5%	6,471	37.01	—	—	—	—	—

Subtotal	216	2,685,640	100.0%	$73,899	$27.52	38	197,079	100.0%	$4,839	$24.55

INDUSTRIAL:
Remaining 2008	—	—	—	—	—	2	46,387	1.4%	$442	$9.53
2009	—	—	—	—	—	13	688,003	20.8%	4,627	6.73
2010	—	—	—	—	—	17	467,493	14.2%	3,659	7.83
2011	—	—	—	—	—	12	345,634	10.5%	3,217	9.31
2012	—	—	—	—	—	11	596,672	18.1%	4,158	6.97
2013	—	—	—	—	—	4	581,508	17.6%	4,259	7.32
2014	—	—	—	—	—	2	94,477	2.9%	861	9.11
2015	—	—	—	—	—	4	260,889	7.9%	2,102	8.06
2016	1	192,053	100.0%	2,960	15.41	1	41,225	1.2%	314	7.62
2017	—	—	—	—	—	—	—	—	—	—
2018 and beyond	—	—	—	—	—	2	180,802	5.4%	1,566	8.66

Subtotal	1	192,053	100.0%	$2,960	$15.41	68	3,303,090	100.0%	$25,205	$7.63

TOTAL PORTFOLIO:
Remaining 2008	5	16,933	0.6%	$522	$30.83	5	56,021	1.6%	$654	$11.67
2009	41	322,335	11.2%	8,839	27.42	29	802,292	22.9%	7,456	9.29
2010	48	808,838	28.1%	18,841	23.29	23	482,192	13.8%	4,021	8.34
2011	37	228,454	7.9%	6,612	28.94	17	361,848	10.3%	3,598	9.94
2012	25	172,885	6.0%	4,715	27.27	17	635,244	18.1%	5,129	8.07
2013	28	263,036	9.1%	6,898	26.22	5	584,064	16.7%	4,319	7.39
2014	13	415,356	14.4%	11,747	28.28	3	95,592	2.7%	885	9.26
2015	8	194,935	6.8%	6,142	31.51	4	260,889	7.5%	2,102	8.06
2016	6	254,045	8.8%	5,198	20.46	1	41,225	1.2%	314	7.62
2017	2	26,024	0.9%	874	33.58	—	—	—	—	—
2018 and beyond	4	174,852	6.2%	6,471	37.01	2	180,802	5.2%	1,566	8.66

Total	217	2,877,693	100.0%	$76,859	$26.71	106	3,500,169	100.0%	$30,044	$8.58

(1)	The information presented reflects leasing activity through the date of this filing. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space at September 30, 2008.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Lease Expiration Schedule Detail by Region (1)

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)
OFFICE:
Remaining 2008	6	69,780	1.7%	$2,977	$42.66	—	—	—	—	—
2009	6	239,791	5.7%	4,676	19.50	6	14,519	4.4%	452	31.13
2010	13	381,154	9.1%	10,240	26.87	5	71,915	22.0%	1,667	23.18
2011	3	65,759	1.6%	1,359	20.67	6	208,074	63.7%	2,407	11.57
2012	8	313,430	7.5%	8,925	28.48	1	5,550	1.7%	194	34.95
2013	6	265,093	6.3%	6,182	23.32	—	—	—	—	—
2014	7	431,725	10.3%	9,798	22.70	1	6,759	2.1%	237	35.06
2015	5	270,213	6.5%	7,906	29.26	3	19,667	6.1%	608	30.91
2016	5	374,830	9.0%	9,794	26.13	—	—	—	—	—
2017	9	1,058,414	25.3%	28,750	27.16	—	—	—	—	—
2018 and beyond	18	712,947	17.0%	31,596	44.32	—	—	—	—	—

Subtotal	86	4,183,136	100.0%	$122,203	$29.21	22	326,484	100.0%	$5,565	$17.05

INDUSTRIAL:
Remaining 2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—
2018 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	—	—	—	—	—

TOTAL PORTFOLIO:
Remaining 2008	6	69,780	1.7%	$2,977	$42.66	—	—	—	—	—
2009	6	239,791	5.7%	4,676	19.50	6	14,519	4.4%	452	31.13
2010	13	381,154	9.1%	10,240	26.87	5	71,915	22.0%	1,667	23.18
2011	3	65,759	1.6%	1,359	20.67	6	208,074	63.7%	2,407	11.57
2012	8	313,430	7.5%	8,925	28.48	1	5,550	1.7%	194	34.95
2013	6	265,093	6.3%	6,182	23.32	—	—	—	—	—
2014	7	431,725	10.3%	9,798	22.70	1	6,759	2.1%	237	35.06
2015	5	270,213	6.5%	7,906	29.26	3	19,667	6.0%	608	30.91
2016	5	374,830	9.0%	9,794	26.13	—	—	—	—	—
2017	9	1,058,414	25.3%	28,750	27.16	—	—	—	—	—
2018 and beyond	18	712,947	17.0%	31,596	44.32	—	—	—	—	—

Total	86	4,183,136	100.0%	$122,203	$29.21	22	326,484	100.0%	$5,565	$17.05

(1)	The information presented reflects leasing activity through the date of this filing. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space at September 30, 2008.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Quarterly Lease Expirations for 2008 and 2009 (1)

($ in thousands)

	# of Expiring Leases	Total Square Feet	% of Total Leased Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)
OFFICE:
Q4 2008	14	96,347	1.3%	$3,711	$38.52
Q1 2009	15	156,919	2.1%	$3,846	$24.51
Q2 2009	16	100,080	1.3%	2,940	29.38
Q3 2009	17	286,554	3.9%	6,295	21.97
Q4 2009	21	147,381	2.0%	3,715	25.21

Subtotal 2009	69	690,934	9.3%	$16,796	$24.31

INDUSTRIAL:
Q4 2008	2	46,387	1.3%	$442	$9.53
Q1 2009	2	203,380	5.8%	$1,599	$7.86
Q2 2009	6	403,422	11.6%	2,303	5.71
Q3 2009	1	4,000	0.1%	42	10.50
Q4 2009	4	77,201	2.2%	683	8.85

Subtotal 2009	13	688,003	19.7%	$4,627	$6.73

TOTAL PORTFOLIO:
Q4 2008	16	142,734	1.3%	$4,153	$29.10
Q1 2009	17	360,299	3.3%	$5,445	$15.11
Q2 2009	22	503,502	4.6%	5,243	10.41
Q3 2009	18	290,554	2.7%	6,337	21.81
Q4 2009	25	224,582	2.1%	4,398	19.58

Total 2009	82	1,378,937	12.7%	$21,423	$15.54

(1)	The information presented reflects leasing activity through the date of this filing. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space at September 30, 2008.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Top Fifteen Tenants

($ in thousands)

Tenant Name	Product Type	Annualized Base Rental Revenues (1)	Rentable Square Feet	Percentage of Total Annualized Base Rental Revenues (1)	Percentage of Total Rentable Square Feet
Intuit, Inc.	Office	$15,021	541,610	6.2%	4.4%
Scripps Health	Office	12,336	258,223	5.1%	2.1%
Cardinal Health, Inc.	Office	9,256	411,000	3.8%	3.4%
AMN Healthcare	Office	8,341	175,672	3.4%	1.4%
DIRECTV Group, Inc. (2)	Office	8,037	289,752	3.3%	2.4%
The Boeing Company	Office / Industrial	6,593	464,840	2.7%	3.8%
Fish & Richardson	Office	6,071	139,538	2.5%	1.1%
Bridgepoint Education, Inc. (3)	Office	5,786	120,693	2.4%	1.0%
Epson America, Inc.	Office	5,538	162,852	2.3%	1.3%
Accredited Home Lenders, Inc.	Office	5,164	181,955	2.1%	1.5%
Verenium Corporation	Office	5,158	136,908	2.1%	1.1%
Hewlett-Packard Company	Office	4,348	117,948	1.8%	1.0%
Fair Isaac Corporation	Office	4,006	129,752	1.6%	1.1%
Avnet, Inc.	Office	3,768	114,780	1.6%	0.9%
Epicor Software Corporation	Office	3,509	172,778	1.4%	1.4%

Total Top Fifteen Tenants		$102,932	3,418,301	42.3%	27.9%

(1)	Based upon annualized contractual base rental revenue, which is calculated on a straight-line basis in accordance with GAAP, for leases for which rental revenue is being recognized by the Company as of September 30, 2008.

(2)	In July 2008, the Company executed a lease amendment with DIRECTV Group, Inc. for an additional 24,500 rentable square feet at 2240 E. Imperial Highway in El Segundo, CA. This lease will increase the Company’s annualized base rental revenue from DIRECTV Group, Inc. by approximately $0.5 million and is expected to commence in the fourth quarter of 2008.

(3)	Bridgepoint Education, Inc. (“Bridgepoint”) is projected to increase its current occupancy of 120,693 rentable square feet to 289,750 rentable square feet in phases through the third quarter of 2010. This expansion will increase the Company’s annualized base rental revenue from Bridgepoint to approximately $13.9 million in the third quarter of 2010. Bridgepoint is currently projected to become the Company’s third largest tenant during the fourth quarter of 2008 and our second largest tenant during the fourth quarter of 2009.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Stabilized Development and Redevelopment Projects

($ in millions)

DEVELOPMENT PROJECTS:					Rentable Square	Total Estimated	%
Project	Location	Type	Start Date	Compl. Date	Feet	Investment (1)	Leased
1st QUARTER:
NONE
2nd QUARTER:
NONE
3rd QUARTER:
ICC - 15004 Innovation Drive	I-15 Corridor	Office	Q3 2006	3Q 2008	146,156	$49.3	100%

TOTAL STABILIZED DEVELOPMENT PROJECTS:					146,156	$49.3	100%

REDEVELOPMENT PROJECTS:					Rentable Square	Existing	Estimated Redevelopment	Total Estimated	%
Project	Location	Type	Start Date	Compl. Date	Feet	Investment (2)	Costs	Investment (1)	Leased
1st QUARTER:
NONE
2nd QUARTER:
NONE
3rd QUARTER:
KAC - 2240 E. Imperial Highway	El Segundo	Office	2Q 2006	3Q 2007	107,041	$5.0	$16.5	$21.5	100	% (3)

TOTAL STABILIZED REDEVELOPMENT PROJECTS:					107,041	$5.0	$16.5	$21.5	100%

(1)	Amounts exclude tenant-funded tenant improvements.

(2)	Represents the depreciated carrying value at the commencement of redevelopment for the space being redeveloped.

(3)	This building is primarily leased to DIRECTV Group, Inc., which occupied 77% of the building as of September 30, 2008. The lease with DIRECTV Group, Inc. for the remainder of the building is expected to commence during the fourth quarter of 2008.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

In-Process and Committed Development and Redevelopment Projects

($ in millions)

DEVELOPMENT PROJECTS:	Location	Type	Estimated Construction Period		Est. Stabilization Date (1)	Rentable Square Feet	Total Estimated Investment (2)	Total Costs as of 9/30/2008 (2)(3)	% Leased
Project			Start Date	Compl. Date
PROJECTS IN LEASE-UP
Sorrento Gateway - Lot 3	Sorrento Mesa	Office	4Q 2006	4Q 2007	4Q 2008	55,500	$22.1	$16.1	0%
Kilroy Sabre Springs - Phase III	I-15 Corridor	Office	3Q 2006	3Q 2008	4Q 2008	147,533	65.9	59.5	100	% (5)

Subtotal						203,033	88.0	75.6

PROJECT UNDER CONSTRUCTION:
Sorrento Gateway - Lot 1	Sorrento Mesa	Medical Office	4Q 2007	4Q 2008	4Q 2009	50,925	22.6	14.4	0%

TOTAL IN-PROCESS AND COMMITTED PROJECTS						253,958	$110.6	$90.0	58%

REDEVELOPMENT PROJECT:	Location	Redevelopment Type	Estimated Construction Period		Est. Stabilization Date (1)	Rentable Square Feet	Existing Investment (4)	Estimated Redevelopment Costs	Total Estimated Investment (2)	Total Costs as of 9/30/2008 (2)(3)	% Leased
Project			Start Date	Compl. Date
PROJECT IN LEASE-UP:
Sabre Springs Corporate Center	I-15 Corridor	Office	1Q 2007	4Q 2007	4Q 2008	103,900	$24.7	$10.3	$35.0	$31.2	19%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Represents cash paid and costs incurred as of September 30, 2008. Includes existing investment at the commencement of redevelopment. See footnote (4) below.

(4)	Represents the depreciated carrying value at the commencement of redevelopment for the space being redeveloped.

(5)	This building is 100% leased to Bridgepoint Education, Inc. (“Bridgepoint”). Bridgepoint occupied 50% of the building as of September 30, 2008. It is expected that Bridgepoint will begin occupying the remainder of the building in the fourth quarter of 2008.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Future Development Pipeline

($ in millions)

Project	Location	Type	Gross Site Acreage	Estimated Rentable Square Feet	Total Costs as of 9/30/2008 (1)
SAN DIEGO, CALIFORNIA
Carlsbad Oaks - Lots 4, 5, 7 & 8	Carlsbad	Office	32.0	288,000	$18.1
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	170,000	11.3
Rancho Bernardo Corporate Center	I-15 Corridor	Office	21.0	320,000 - 1,000,000	27.1
San Diego Corporate Center	Del Mar	Office	23.0	500,000	92.9
Santa Fe Summit - Phase II and III	56 Corridor	Office	21.8	600,000	67.8
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	6.3	80,000	11.1
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	7.6	57,000	10.0

TOTAL FUTURE DEVELOPMENT PIPELINE			116.7	2,015,000 - 2,695,000	$238.3

(1)	Represents cash paid and costs incurred as of September 30, 2008.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Capital Structure

At September 30, 2008

($ in thousands)

	Shares/Units At September 30, 2008	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$317,878	10.5%
Exchangeable Senior Notes (1)		460,000	15.2%
Unsecured Senior Notes		144,000	4.8%
Unsecured Line of Credit		237,000	7.7%

Total Debt		$1,158,878	38.2%

EQUITY:
7.450% Series A Cumulative Redeemable Preferred Units (2)	1,500,000	$75,000	2.5%
7.800% Series E Cumulative Redeemable Preferred Stock (3)	1,610,000	40,250	1.3%
7.500% Series F Cumulative Redeemable Preferred Stock (3)	3,450,000	86,250	2.9%
Common Units Outstanding (4)	1,753,729	83,811	2.8%
Common Shares Outstanding (4)	33,086,957	1,581,226	52.3%

Total Equity		$1,866,537	61.8%

TOTAL MARKET CAPITALIZATION		$3,025,415	100.0%

(1)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $3.2 million at September 30, 2008.

(2)	Value based on $50.00 per share liquidation preference.

(3)	Value based on $25.00 per share liquidation preference.

(4)	Value based on closing share price of $47.79 on September 30, 2008.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Debt Analysis

At September 30, 2008

($ in millions)

TOTAL DEBT COMPOSITION

	% of Total Debt	Weighted Average
		Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	27.4%	6.0%	3.1
Unsecured Debt	72.6%	3.9%	3.1
Floating vs. Fixed Rate Debt:
Fixed Rate Debt	76.5%	4.7%	3.6
Floating Rate Debt	23.5%	3.8%	1.6

Total Debt		4.5%	3.1

Total Debt Including Loan Fees		4.9%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$550.0	$237.0	April 2010 (1)

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$4.2	$13.3

(1)	The maturity date does not reflect the Company’s option to extend the maturity by one year.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Debt Analysis

At September 30, 2008

($ in thousands)

DEBT MATURITY SCHEDULE
Floating/ Fixed Rate	Effective Rate	Maturity Date		Remaining 2008	2009	2010	2011	2012	After 2012	Total
Unsecured Debt:
Floating	3.89%	4/26/2010	(1)			237,000				$237,000
Fixed	3.25%	4/15/2012						460,000		460,000	(2)
Fixed	5.72%	8/4/2010				61,000				61,000
Fixed	6.45%	8/4/2014							83,000	83,000

						298,000		460,000	83,000	841,000

Secured Debt:
Floating	3.29%	4/26/2010				35,500				35,500
Fixed	7.20%	4/1/2009		669	75,475					76,144
Fixed	6.70%	12/27/2011		325	1,359	1,453	69,980			73,117
Fixed	5.57%	8/1/2012		331	1,370	1,449	1,532	71,517		76,199
Fixed	4.95%	8/1/2012		150	622	653	687	29,754		31,866
Fixed	8.13%	11/1/2014		239	1,004	1,088	812			3,143
Fixed	7.15%	5/1/2017		403	1,683	1,807	1,941	2,084	11,210	19,128
Fixed	Various (3)	Various	(3)		39	41	43	45	2,613	2,781

				2,117	81,552	41,991	74,995	103,400	13,823	317,878

Total	4.50%			$2,117	$81,552	$339,991	$74,995	$563,400	$96,823	$1,158,878

(1)	The maturity date does not reflect the Company’s option to extend the maturity by one year.

(2)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $3.2 million at September 30, 2008.

(3)	Represents balance outstanding related to public facility bonds (the “Bonds”) issued in February 2008 by the City of Carlsbad. The Bonds have annual maturities beginning on September 1, 2009 through September 1, 2038, with interest rates ranging from 4.00% to 6.19%. This amount is reported in the Company’s secured debt balance on the balance sheet since the Company’s obligation for the Bonds is fixed and determinable.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on October 27, 2008, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, other non-property income and expenses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, other non-property income and expenses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest expense, depreciation and amortization, preferred dividends and distributions, minority interests and impairment loss (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

The Company calculates FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of our activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, the Company’s FFO may not be comparable to all other REITs.

Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting to be insufficient by themselves. Because FFO excludes depreciation and amortization of real estate assets, Management believes that FFO along with the required GAAP presentations provides a more complete measurement of the Company’s performance relative to its competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs and could materially impact the Company’s results from operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non cash amortization of deferred financing costs and share-based compensation awards, contractual cash rents received in advance of revenue recognition, and net gains on terminations of profit participation agreements, then subtracting tenant improvements, leasing commissions and recurring capital expenditures, significant non-cash gains, and eliminating the net effect of straight-line rents, amortization of deferred revenue related to tenant improvements, and above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to stockholders by adjusting FFO for the impact of certain cash and non cash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Same Store Cash Net Operating Income	$49,763	$41,241	$137,846	$130,200
Adjustment:
GAAP Operating Revenues Adjustments, net	706	2,125	4,617	6,037
GAAP Operating Expenses Adjustments, net	(9)	111	(3,668)	310

Same Store GAAP Net Operating Income	50,460	43,477	138,795	136,547
Adjustment:
Non-Same Store GAAP Net Operating Income	7,549	6,168	21,707	9,071

Net Operating Income including discontinued operations	58,009	49,645	160,502	145,618
Adjustment:
Net Operating Income, as defined, from discontinued operations	—	(1,478)	(199)	(4,220)

Net Operating Income, as defined (1)	58,009	48,167	160,303	141,398
Adjustments:
Other Expenses:
General and administrative expenses	(9,627)	(8,719)	(28,050)	(27,227)
Interest expense	(9,727)	(9,009)	(28,888)	(26,737)
Depreciation and amortization	(20,661)	(18,334)	(62,063)	(52,556)
Other Income (Loss):
Interest and other investment income (loss)	(149)	305	192	1,295

Income from Continuing Operations before Minority Interests	17,845	12,410	41,494	36,173
Minority interests	(2,267)	(1,954)	(6,073)	(5,792)
Income from discontinued operations	—	974	406	15,426
Preferred dividends	(2,402)	(2,402)	(7,206)	(7,206)

Net Income Available for Common Stockholders	$13,176	$9,028	$28,621	$38,601

(1)	Please refer to page 25 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Reconciliation of EBITDA to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended September 30,
	2008	2007
Net Income Available for Common Stockholders	$13,176	$9,028
Preferred dividends	2,402	2,402
Adjustments for Continuing Operations:
Interest expense	9,727	9,009
Depreciation and amortization	20,661	18,334
Distributions on Cumulative Redeemable Preferred units	1,397	1,397
Minority interest in earnings of Operating Partnership	870	557
Adjustments for Discontinued Operations:
Depreciation and amortization	—	437
Net gain on disposition of discontinued operations	—	—
Minority interest in earnings of Operating Partnership	—	67

EBITDA Before Minority Interests (1)	$48,233	$41,231

(1)	Please refer to page 26 for a Management Statement on EBITDA before minority interests.

Kilroy Realty Corporation

Third Quarter 2008 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Funds Available for Distribution (1)	$28,527	$18,309	$79,180	$71,337
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	7,745	9,369	19,392	18,545
Depreciation for furniture, fixtures and equipment	197	211	589	642
Accrued preferred dividends	2,402	2,402	7,206	7,206
Distributions on Cumulative Redeemable Preferred units	1,397	1,397	4,191	4,191
Provision for uncollectible tenant receivables	8	(111)	291	(310)
Net gain on termination of profit participation agreement	—	—	—	(4,848)
Changes in assets and liabilities (2)	11,069	10,773	4,759	19,769
Other adjustments, net	(23)	(228)	(166)	207

GAAP Net Cash Provided by Operating Activities	$51,322	$42,122	$115,442	$116,739

(1)	Please refer to page 26 for a Management Statement on Funds Available for Distribution.

(2)	Includes changes in the following assets and liabilities: marketable securities; current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; rents received in advance and tenant security deposits; and deferred revenue.